UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road

Building 1, Suite 279

Austin, TX

78746

(Address of Principal Executive Offices and Zip Code)

(650) 378-8100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors

On September 24, 2020, Mr. Maurice Hochschild and Mr. Jeffrey D. Johnson, who currently serve on the Board of Directors of Sonim Technologies, Inc., a Delaware corporation (the “Company”), informed the Company of their intention to step down from the Board of Directors of the Company effective September 27, 2020. Mr. Hochschild’s and Mr. Johnson’s departure from the Board of Directors is not due to any dispute or disagreement with the Company and neither Mr. Hochschild nor Mr. Johnson advised the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

In connection with the departure of Mr. Hochschild, and in recognition of his longstanding service and contributions to the Company, the Board of Directors approved (1) the acceleration of vesting of 52,000 of the shares subject to the restricted stock units granted by the Company to him on June 9, 2020 and (2) the acceleration of vesting of 5,000 of the shares subject to the restricted stock units granted by the Company to him on November 13, 2019.

As a result of their departures, Mr. Hochschild’s and Mr. Johnson’s names have been withdrawn from nomination for re-election to the Board of Directors at the Company’s 2020 Annual Meeting of Stockholders to be held on September 29, 2020. The Board of Directors has reduced the size of the Board of Directors from seven to five directors.

Mr. Hochschild and Mr. Johnson served on the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Kenneth Young and Ms. Susan G. Swenson, who currently serve on the Company’s Board of Directors, have joined the Nominating and Corporate Governance Committee to replace Mr. Hochschild and Mr. Johnson, respectively. Mr. Young has become the Chairperson of the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonim Technologies, Inc.
(Registrant)

Date: September 28, 2020	By:	/s/ Robert Tirva
Robert Tirva
Chief Financial Officer